                                                                   EXHIBIT 10.7

                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY


     THIS PLEDGE AGREEMENT dated as of May 2, 1996 (this "Pledge Agreement"), is given by AETNA INDUSTRIES, INC., a Michigan corporation (the "Company"), in favor of NBD Bank, a Michigan banking corporation, as agent (in such capacity, the "Agent") for the benefit of itself and the banks (the "Banks") now or hereafter parties to the Credit Agreement described below.

                                    RECITALS

     A. The Company has entered into a Credit Agreement, dated as of even date herewith, (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"), with the Banks parties thereto and the Agent pursuant to which the Banks may make Advances (as therein defined) to the Company.

     B. Under the Credit Agreement, the Company has agreed to pledge to the Agent, for the benefit of the Banks, and grant a first-priority security interest to the Agent, for the benefit of the Banks, in and to the collateral described herein and to execute this Pledge Agreement.

     For value received and pursuant to the Credit Agreement, the Company hereby grants a first-priority security interest to the Agent, for the benefit of the Banks, in and to all of the outstanding capital stock of the companies listed on the schedule attached hereto as Schedule A (the "Pledged Subsidiaries", and said shares of stock, together with any other shares and securities from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such shares, being called the "Pledged Stock"), to secure, (a) the prompt and complete payment of all indebtedness and other obligations of the Company or any Subsidiary now or hereafter owing to the Banks or the Agent under or on account of the Credit Agreement, any Security Document or any letters of credit, notes or other instruments issued to the Agent or Banks pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by the Agent in connection therewith, (c) the prompt and complete payment of all obligations and performance of all covenants of the Company under any hedging contract with any Bank and (d) the prompt and complete payment of any and all other indebtedness, obligations and liabilities of any kind of the Company or any Subsidiary to the Agent and the Banks, or any of them, in all cases, of any kind or nature, howsoever created or evidenced and whether now or hereafter existing, direct or indirect (including without limitation any participation interest acquired by any Bank in any such indebtedness, obligations or liabilities of the Company or any Subsidiary to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether incurred by the Company or any Subsidiary as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation all principal and all interest (including any interest accruing subsequent to any petition filed by or against the Company or any Subsidiary under the U.S. Bankruptcy Code), indemnity and reimbursement obligations, charges, expenses, fees, attorneys' fees and disbursements and any other amounts owing thereunder (all of the aforesaid indebtedness, obligations and liabilities of the Company and its Subsidiaries being herein called the "Secured Obligations", and all of the documents, agreements and instruments among the Company, the Subsidiaries, the Agent, the Banks, or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Secured Obligations being herein collectively called the "Operative Documents"). The Company is herewith delivering to the Agent for the benefit of the Banks originals of all stock certificates of the Pledged Stock or taking such other action



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acceptable to the Agent and the Required Banks to perfect the security interest in the Pledged Stock granted hereby.

     The Company further represents and warrants to, and agrees with, the Agent for the benefit of the Banks as follows:

     1. Representations and Warranties. The Company represents and warrants that the Pledged Stock is represented by the stock certificate or certificates or shares described on Schedule 1 hereto, and that such stock certificate or certificates, accompanied by an instrument of assignment or transfer duly executed in blank by the Company as the owner named in such stock certificate or certificates, have been delivered to the Agent by the Company. The Company further represents and warrants that (a) the Pledged Stock is duly authorized and validly issued, fully paid and nonassessable and constitutes 100% of all of the issued and outstanding shares of the capital stock of each Pledged Subsidiary, (b) the Company is the legal and beneficial owner of the Pledged Stock, free and clear of all Liens other than the Lien of Agent hereunder, with full right and power to deliver, pledge and assign the Pledged Stock to the Agent hereunder, and (c) the pledge of the Pledged Stock pursuant to this Pledge Agreement creates in favor of the Agent a valid and perfected first priority security interest in the Pledged Stock enforceable against the Company and all third parties and securing the payment of the Secured Obligations.

     2. Title; Stock Rights, Dividends, Etc. The Company will warrant and defend the Agent's title to the Pledged Stock, and the security interest herein created, against all claims of all persons, and will maintain and preserve such security interest. It is understood and agreed that the collateral hereunder includes any stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which the Company may become entitled by reason of the ownership of the Pledged Stock during the existence of this Pledge Agreement, and any such property received by the Company shall be held in trust and forthwith delivered to the Agent to be held hereunder in accordance with the terms of this Pledge Agreement.

     3. Registration Rights. If any Pledged Subsidiary at any time or from time to time proposes to register any of its securities under the Securities Act of 1933, the Company will at each such time give notice to the Agent of such Pledged Subsidiary's intentions so to do. Upon the request of the Agent given 30 days after receipt of such notice, the Company will cause all Pledged Stock of such Pledged Subsidiary to be included in the registration statement proposed to be filed, all to the extent requisite to permit the public sale or other public disposition of such Pledged Stock so registered by the holders thereof. The costs and expenses of all such registrations and qualifications under said Act shall be paid by the Company or such Pledged Subsidiary, except that underwriting discounts and commissions in respect of any Pledged Stock sold pursuant to any such registration statement shall be borne by the sellers thereof. As expeditiously as possible after the effective date of any such registration statement, the Company will deliver in exchange for any certificates representing shares of Pledged Stock so registered pursuant to such registration, which bear any restrictive legend, new Pledged Stock certificates not bearing such legend or any similar legend. In the event of any such registration, the Company hereby agrees to indemnify and hold harmless the Agent and the Banks as pledgee of the Pledged Stock against any losses, claims, damages or liabilities to which the Agent and the Banks may become subject to the extent that such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in

                   PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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any such registration statement, any preliminary prospectus or filed prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent and the Banks for any legal or other expenses reasonably incurred by the Agent and the Banks in connection with investigating or defending any such loss, claim, damage or liability. The indemnifications contained in this paragraph shall include each person, if any, who controls the Agent or any Bank.

     4. Events of Default; Remedies. (a) Upon the occurrence of any Event of Default under the Credit Agreement, an Event of Default shall be deemed to have occurred hereunder and the Agent shall have all of the rights and remedies provided by law and/or by this Pledge Agreement, including but not limited to all of the rights and remedies of a secured party under the Michigan Uniform Commercial Code, and the Company hereby authorizes the Agent to sell all or any part of the Pledged Stock at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by the Agent) and then to the payment of the other Secured Obligations. Any requirement of reasonable notice shall be met if the Agent sends such notice to the Company, by registered or certified mail, at least 5 days prior to the date of sale, disposition or other event giving rise to the required notice. The Agent or any Bank may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Pledged Stock in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing indebtedness or other obligations owed to the Banks. The Agent shall be under no obligation to preserve rights against prior parties.

          (b) The Company hereby waives as to the Agent and the Banks any right of subrogation or marshalling of such stock and other collateral for indebtedness or other obligations owed to the Agent and the Banks. To this end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Agent or any Bank may hold, or which may come to any of their possession, may be dealt with in all respects and particulars as though this Pledge Agreement were not in existence. The Company agrees and acknowledges that because of applicable securities laws, the Agent may not be able to effect a public sale of the Pledged Stock and sales at a private sale may be on terms less favorable than if such securities were sold at a public sale and may be at a price less favorable than a public sale. The Company agrees that all such private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (c) The Company irrevocably designates, makes, constitutes and appoints the Agent (and all persons designated by the Agent) as its true and lawful attorney (and agent-in-fact) and the Agent, or the Agent's agent, may, upon and after an Event of Default hereunder which has not been waived, with notice to the Company if the Secured Obligations have not been accelerated and without notice if the Secured Obligations have been accelerated, take any action as the Agent reasonably deems necessary under the circumstances to enforce or otherwise take action in respect to the Pledged Stock as required hereby, or to carry out any other obligation or duty of the Company under this Agreement. The Company shall pay all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Agent in connection with such action.





                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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     5. Additional Remedies; Irrevocable Proxy.  (a)  Upon the occurrence of any
Event of Default, the Agent shall have also the right to vote the Pledged Stock on all questions after giving notice to the Company of its election to exercise such rights. In the absence of any such Event of Default, the Company shall have the right to vote the Pledged Stock on all questions, provided that voting by the Company of the Pledged Stock shall be in conformity with performance of the obligations of the Company under the Operative Documents.

          (b) Whenever an Event of Default has occurred, the Agent may transfer into its name, or into the name of its nominee or nominees, any or all of the Pledged Stock and, as provided above, may vote any or all of the Pledged Stock (whether or not so transferred) and may otherwise act with respect thereto as though it were the outright owner thereof, the Company hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Company, with full power of substitution, to do so.

          (c) In furtherance of the foregoing, it is acknowledged that the Agent may vote the Pledged Stock to remove the directors and officers of any Pledged Subsidiary, and to elect new directors and officers of any Pledged Subsidiary, who thereafter shall manage the affairs of such Pledged Subsidiary, operate its properties and carry on its business and otherwise take any action with respect to the business, properties and affairs of such Pledged Subsidiary which such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of such Pledged Subsidiary, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of such Pledged Subsidiary, and the employment of attorneys, agents or other employees deemed by such new directors to be necessary for the proper operation, conduct, winding up or liquidation of the business, properties and affairs of such Pledged Subsidiary, and all revenues from the operation, conduct, winding up or liquidation of the business, properties and affairs of such Pledged Subsidiary after the payment of expenses thereof shall be applied to the payment of the Secured Obligations.

          (d) The Company agrees that the proxy granted in this paragraph 5 is coupled with an interest and is and shall be both valid and irrevocable so long as the Pledged Stock is subject to this Pledge Agreement. The Company further acknowledges that the term of said proxy may exceed three years from the date hereof.

     6. Remedies Cumulative. No right or remedy conferred upon or reserved to the Agent and the Banks under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Agent and the Banks under any Operative Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Agent and the Banks. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or




                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

     7. Conduct No Waiver. No waiver of default shall be effective unless in writing executed by the Agent and waiver of any default or forbearance on the part of the Agent in enforcing any of its rights under this Pledge Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

     8. Governing Law; Definitions. This Pledge Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. The Company agrees that any legal action or proceeding with respect to this Pledge Agreement or the transactions contemplated hereby may be brought in any court of the State of Michigan, or in any court of the United States of America sitting in Michigan, and the Company hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably appoints the Chief Financial Officer of the Company, at the Company's address set forth in the Credit Agreement, as its agent for service of process and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to such agent or to the Company or by the mailing thereof by registered or certified mail, postage prepaid to the Company at its address set forth in the Credit Agreement. Nothing in this paragraph shall affect the right of the Agent to serve process in any other manner permitted by law or limit the right of the Agent to bring any such action or proceeding against the Company or its property in the courts of any other jurisdiction. The Company hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Michigan are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

     9. Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Credit Agreement.

     10. Rights Not Construed as Duties. The Agent neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Agent has or obtains a security interest hereunder. If the Company fails to perform any agreement contained herein, the Agent may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Company under paragraph 13. The powers conferred on the Agent hereunder are solely to protect its interests in the Pledged Stock and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Stock in its possession and accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Pledged Stock or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Stock.




                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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     11. Amendments.  None of the terms and provisions of this Pledge Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

     12. Severability. If any one or more provisions of this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

     13. Expenses. (a) The Company agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

          (b) The Company will, upon demand, pay to the Agent an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Pledged Stock, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or under the Operative Documents, or (iv) the failure of the Company to perform or observe any of the provisions hereof.

     14. Successors and Assigns; Termination. This Pledge Agreement shall create a continuing security interest in the Pledged Stock and shall be binding upon the Company, its successors and assigns, and inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Upon the payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend under the Operative Documents, the security interest granted hereunder shall terminate and upon such termination the Agent shall assign, transfer and deliver without recourse and without warranty the Pledged Stock to the Company (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Pledge Agreement.

     15. Waiver of Jury Trial. The Agent and the Banks, in accepting this Pledge Agreement, and the Company, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Pledge Agreement or any related instrument or agreement or any of the transactions contemplated by this Pledge Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither the Agent, the Banks, nor the Company shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Agent and the Banks or the Company except by a written instrument executed by all of them.

                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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     IN WITNESS WHEREOF, the Company has caused this Pledge Agreement to be duly executed as of the day and year first above written.

                         AETNA INDUSTRIES, INC.


                         By:  /s/ Harold Brown
                              -----------------------------------------------
                         Its: Vice President Finance, Chief Financial Officer
                              -----------------------------------------------

Accepted and Agreed:


NBD BANK, as Agent


By:   /s/ Randy Balluff
      --------------------------
Its:  Senior Vice President
      --------------------------


                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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                                   SCHEDULE 1





                                                                                    Percentage
                                                                                     of total
              Jurisdiction          Number of    Number of         Stock             shares of
Name of           of                 Issued        Stock          Ownership           Pledged             Percentage
Subsidiary    Incorporation          Shares     Certificates      Owned By           Subsidiary             Owned
- ------------  -------------        ------------ --------------   ------------     ---------------      -------------
Aetna Export  U.S. Virgin Islands     100            1            Company             100%                 100%
Sales Corp.




                     PLEDGE AGREEMENT AND IRREVOCABLE PROXY

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